UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

December 19, 2012
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32158 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

200, 625 – 4 Avenue SW
Calgary, Alberta, Canada    T2P 0K2
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the meeting of the Board of Directors (the “Board of Directors”) of GeoGlobal Resources Inc. (“GeoGlobal” or the “Company”), held immediately following the Annual Meeting of Stockholders held on December 19, 2012, the Board of Directors re-elected Michael J. Hudson as a Director and also elected the following members to the committees of the Board of Directors:

Audit Committee
Michael J. Hudson, Chairman
David D. Conklin

Compensation Committee
Michael J. Hudson, Chairman
David D. Conklin

Nominating Committee
Michael J. Hudson, Chairman
David D. Conklin

Reserve Committee
Paul B. Miller, Chairman
Michael J. Hudson

In addition, the Board of Directors also re-elected the following officers to the positions set forth below opposite their respective names:

Chairman of the Board -	David D. Conklin
President & CEO -	Paul B. Miller
Chief Financial Officer -	Sunil S. Karkera
Vice President -	Allan J. Kent
Vice President Exploration -	Miles Leggett
Corporate Secretary -	Patti J. Price

Item 5.07.	Submission of Matters to a Vote of Security Holders

On December 19, 2012, the Annual Meeting of Stockholders of GeoGlobal (the “Meeting”) was held.

At the Meeting, the first order of business was to consider the election of two Directors being, Mr. Paul B. Miller and Mr. David D. Conklin.  The total number of shares represented by shareholders present in person and by proxy at the Meeting was 83,601,959 shares, representing 60.43% of the eligible votes.  The poll of stock present at the Meeting was completed and the final results were as follows:

	Votes
Nominee	For	Withheld	Non-votes

Paul B. Miller	82,478,125	1,123,834	0
David D. Conklin	64,249,094	19,352,865	0

The second order of business was to take action on the advisory (non-binding) vote on executive compensation.  This non-binding advisory vote to approve the compensation of our executive officers as disclosed pursuant to the compensation disclosure rules of the SEC is referred to as the “say-on-pay” vote.  The poll of stock present at the Meeting was completed and the final results were as follows:

In Favor Of	Against	Abstain	Non-votes
33,522,084	823,612	49,256,263	0

The third order of business was to take action on the advisory (non-binding) vote on how frequently stockholders should vote to approve the compensation of our executive officers.  This non-binding advisory vote is referred to as the “say-on-frequency” vote and the proposal was to hold a non-binding advisory vote every year to approve the compensation of our executive officers as disclosed pursuant to the compensation disclosure rules of the SEC.  The poll of stock present at the Meeting was completed and the final results were as follows:

In Favor Of 1 Year	In Favor of 2 Years	In Favor of 3 Years	Abstain	Non-votes
82,931,595	229,890	368,909	71,565	0

In light of such vote, the Company has decided to include a shareholder vote on the compensation of its executives in its proxy materials every year until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 26, 2012

GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Patti J. Price
Patti J. Price
Corporate Secretary